UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to

SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

_______________________

Date of Report (Date of earliest event reported): April 17, 2007

PACIFIC FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	000-29829 (SEC File Number)	91-1815009 (IRS Employer Identification No.)

1101 S. Boone Street

Aberdeen, Washington 98520-5244

(360) 533-8870

(Address, including zip code, and telephone number,

including area code, of Registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)          Philippe Swaab resigned from his position as Executive Vice President, Real Estate Division, of The Bank of the Pacific (the "Bank"), the banking subsidiary of Pacific Financial Corporation (the "Company"), effective April 16, 2007. On April 17, 2007, Mr. Swaab entered into a Separation and Release Agreement (the "Agreement") with the Bank in connection with his resignation.

The Agreement provides that:

•

Mr. Swaab will receive payments totaling $175,250, including amounts paid in respect of bonus amounts for 2006 (as described in (f) below), compensation for services rendered in 2007 through the date of his termination, and other settlement amounts.

•	Mr. Swaab is prohibited from disclosing confidential information of the Bank.
•	Through December 31, 2007, Mr. Swaab is prohibited from engaging in certain banking-related business in Whatcom or Skagit counties in the state of Washington.
•	The Agreement does not affect stock options previously granted to Mr. Swaab.
•	Mr. Swaab and his family will retain medical coverage provided by the Bank through May 1, 2007, at no additional cost to Mr. Swaab.
•	The Bank and Mr. Swaab mutually release and waive certain claims relating to Mr. Swaab's employment and the termination of his employment.

A copy of the Agreement is filed as Exhibit 10.1 to this report and incorporated herein by reference.

(f)           At the time the Company filed its definitive proxy statement for its 2007 annual meeting of shareholders, the amount of Mr. Swaab's bonus for 2006 was not yet known, and that information was therefore not included in the "Summary Compensation Table" appearing in the proxy statement. Of the amounts paid by the Company pursuant to the Agreement, $49,346 represents a bonus to Mr. Swaab for 2006. The following table supplements and should be read in conjunction with the Summary Compensation Table and accompanying footnotes included in the Company's proxy statement.

Name and Principal Position	Year	Non-Equity Incentive Plan Compensation (1)	Total Compensation
Philippe Swaab Executive Vice President R.E. Division of the Bank (through April 16, 2007)	2006	$49,346	$190,446

(1)  Awarded under the Company's 2006 Senior Officer Incentive Plan.

Item 9.01	Financial Statements and Exhibits.

10.1  Separation and Release Agreement between The Bank of the Pacific and Philippe Swaab, dated April 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFIC FINANCIAL CORPORATION
DATED: April 20, 2007	By:	/s/ Denise Portmann
Denise Portmann Chief Financial Officer

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